SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Purusant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 1996

Robotic Lasers, Inc.
(Exact Name of registrant as specified in its charter)

New Jersey                            033-19522-NY               22-2179541
(State or other jurisdiction of      (Commission            (I.R.S. employer
incorporation or organization)        File Number)         identification no.)

P.O. Box 2039, Newark, New Jersey          07114
(Address of principal executive offices) (Zip code)

(908) 810-8767
Registrant's telephone number including area code


(Former name or former address, if changed since last report)

Item 5. Other Materially Important Events

On May 28, 1996, Robotic Lasers, Inc. closed through R.D. White & Co., Inc. a private placement of 18 units of Robotic Lasers, Inc. for a total of $450,000. Each unit consist of (i) a $24,500 three year promissory note bearing interest at 10% per annum (the "Note") and (ii) 25,000 Class A Redeemable Common Stock Purchase Warrants (the "Class A Warrants")

At the Company's option, the Note may be prepaid without penalty or premium within 30 days after completion of any future public offering of the Company.

Each Class A Warrant shall be exercisable, subject to adjustments in accordance with certain tems and conditions therein, commencing 90 days after the effective date of any Registration Statement filed with the Securities and Exchange Commission in connection with any future public offering of the Company's Common Stock and for four years thereafter inclusive, at a purchase price of $6.25 per share.

Item 7. Financial Statements and Exhibits

(c) Exhibits
1. Copy of Note
2. Copy of Class A Warrant


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Robotic Lasers, Inc.
(Registrant)


/s/ John H. Wasko
Secretary



Dated: June 12, 1996

                                 PROMISSORY NOTE


$                                                                  , 1996
                                                       New York, New York

                  FOR VALUE RECEIVED, ROBOTIC LASERS, INC., a New Jersey corporation ("Maker"), promises to pay to ("Holder") at such place as Holder may designate in writing, the entire principal sum of ____________Thousand Dollars ($_______), together with interest at the rate of ten (10%) percent per annum, on the earlier of (i) ____________, 199__ or (ii) thirty days after the closing date of the first underwritten public offering of Maker's securities, at which time all principal and interest shall be due and owing. If the Maker is acquired by another corporation, the Maker will arrange, as a condition to such acquisition, for the other corporation to assume the obligations hereunder, including the issuance to the Lender of all of the Bridgeholder Units identical to those described in the Letter Agreement between Maker and Holder of even date herewith.

                  All payments of principal and interest hereunder shall be payable in lawful money of the United States.

                  Maker shall be in default hereunder, at the option of Holder, upon the occurrence of any of the following events: (i) the failure by Maker to make any payment of principal or interest when due hereunder and such failure shall have continued for a period of more than ten (10) days; (ii) the entering into of a decree or order by a court of competent jurisdiction adjudicating Maker a bankrupt or the appointing of a receiver or trustee of Maker upon the application of any creditor in any insolvency or bankruptcy proceeding or other creditor's suit; (iii) a court of competent jurisdiction approving as properly filed, a petition for reorganization or arrangement filed against Maker under the Federal bankruptcy laws and such decree or order not being vacated within thirty (30) days; (iv) the pendency of any bankruptcy proceeding or other creditors' suit against Maker; (v) a petition or answer seeking reorganization or arrangement under the Federal bankruptcy laws with respect to Maker; (vi) an assignment for the benefit of creditors by Maker; (vii) Maker consents to the appointment of a receiver or trustee in an insolvency or bankruptcy proceeding or other creditors' suit; (viii) the existence of any uncured event of default under the terms of any instrument in writing evidencing a debt to someone other than Holder, provided that Maker is not contesting in good faith by appropriate proceedings such uncured event of default; (ix) the existence of any judgment against, or any attachment of property of Maker; or (x) any other condition which, in the good faith determination of Holder, would materially impair the timely repayment of this Note.

                  Upon the occurrence of any event or condition of default hereunder, or at any time thereafter, Holder at his option may accelerate the maturity of this Note and declare all of the indebtedness or any portions thereof to be immediately due and payable, together with accrued interest thereon, and payment thereof may be enforced by suit or other process of law.

                  If this Note is not paid when due,  whether at  maturity or by acceleration, Maker agrees to pay all reasonable costs of collection and such costs shall include without limitation all costs, attorneys' fees and expenses incurred by Holder hereof in connection with any insolvency, bankruptcy, reorganization, arrangement or similar proceedings involving Holder, or involving any endorser or guarantor hereof, which in any way affects the exercise by Holder hereof of its rights and remedies under this Note.

                  Presentment, demand, protest, notices of protest, dishonor and non-payment of this Note and all notices of every kind are hereby waived.

                  The terms "Maker" and "Holder" shall be construed to include their respective heirs, personal representatives, successors, subsequent holders and assigns.

                  Regardless of the place of execution or performance, this letter and the Note shall be governed by, and construed in accordance with, the laws of the State of New Jersey without giving effect to such state's conflicts of laws provisions. Each of the parties hereto irrevocably consents to the jurisdiction and venue of the federal and state courts located in the State of New Jersey, County of Bergen.



                                            ROBOTIC LASERS, INC.



                                            By:
                                                     Joseph Cutrona, President

                                             Warrant to Purchase up to ______
                                             shares of Common Stock




                              ROBOTIC LASERS, INC.

                      Class A Common Stock Purchase Warrant

                                                          , 1996



                  NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SHALL NOT BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED IN VIOLATION THEREOF UNTIL EITHER
(i) A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER THE ACT AND APPLICABLE STATE SECURITIES LAW OR (ii) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR OTHER COUNSEL TO THE HOLDER OF SUCH SECURITIES WHICH OPINION IS SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH SECURITIES MAY BE TRANSFERRED, SOLD, ASSIGNED OR HYPOTHECATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.


                  THIS CERTIFIES THAT ___________________ (hereinafter sometimes called the "Holder") is entitled to purchase from Robotic Lasers, Inc., a New Jersey corporation (the "Company"), at the price and during the periods as hereinafter specified, up to _________________ shares of the Company's Common Stock (the "Common Stock").


                  i.                a.  The rights represented by this Warrant
                           shall be exercised, subject to adjustment in accordance with Section 7 of this Warrant (the "Exercise Price"), commencing 90 days after the Effective Date of the Registration Statement referred to below and four years thereafter inclusive (the "Exercise Period"), at a purchase price of $6.25 per share. For purposes of the adjustments under Paragraph 7 hereof, the per share Exercise Price shall be deemed to be $6.25 subject to further adjustment as provided in such Paragraph
                           7. After the expiration date of the Warrant, the Holder shall have no right to purchase any shares of Common Stock underlying this Warrant.

                           b.  Notwithstanding anything herein contained to the
contrary, the Company and the Holder agree that in the event that the terms and conditions of the warrants to be registered upon effectiveness of any registration statement which may be filed with the Securities and Exchange Commission (the "Registration Statement") are not identical to the terms and conditions of this Warrant, this Warrant will be modified to conform exactly to the terms and conditions of the warrants offered pursuant to such Registration Statement (the "Public Warrants"), which may include, among other things, provisions for redemption of the Warrants except that the initial exercise price shall remain at $6.25 per share.

                  ii.        The rights represented by this Warrant may be
                           exercised at any time within the Exercise Period above specified, in whole or in part, by (i) the surrender of this Warrant (with the purchase form at the end hereof properly executed) at the principal executive office of the Company, Robotic Lasers, Inc., 441 Market Street, Saddle Brook, New Jersey 07662 (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company); and (ii) payment to the Company of the Exercise Price then in effect for the number of shares of Common Stock specified in the above-mentioned purchase form together with applicable stock transfer taxes, if any in the form of a certified check, cashier's check or money order. This Warrant shall be deemed to have been exercised, in whole or in part to the extent specified, immediately prior to the close of business on the date this Warrant is surrendered and payment is made in accordance with the foregoing provisions of this Section 2, and the person or persons in whose name or names the certificates for shares of Common Stock shall be issuable upon such exercise shall become the holder or holders of record of such shares of Common Stock at that time and date. The certificate or certificates for the shares of Common Stock so purchased shall be delivered to such person or persons within a reasonable time, not exceeding thirty (30) days, after this Warrant shall have been exercised.

                  iii. Neither this Warrant nor the shares of Common Stock issuable upon exercise hereof have been registered under the Act nor under any state securities law and shall not be transferred, sold, assigned or hypothecated in violation thereof. If permitted by the foregoing, any such transfer, sale, assignment or hypothecation shall be effected by the Holder surrendering this Warrant for cancellation at the office of the Company referred to in Section 2 hereof, accompanied by an opinion of counsel satisfactory to the Company and its counsel, stating that such transferee is a permitted transferee under this Section 3 and that such transfer does not violate the Act or such state securities laws.

                  iv.               The Company covenants and agrees that all
                           shares of Common Stock which may be issued upon exercise of this Warrant will, upon issuance, be duly and validly issued, fully paid and nonassessable and no personal liability will attach to the holder thereof. The Company further covenants and agrees that during the periods within which this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

                  v.                The Warrant shall not entitle the Holder to
                           any rights, including, without limitation, voting rights, as a stockholder of the Company.

                  vi. The Company will register the shares of Common Stock underlying this Warrant in accordance with the Act as more fully described in the subscription letter executed as of the date hereof.

                  vii. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

                           (1) If the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of
                                    Common  Stock  into  a  smaller   number  of
                                    shares,  the Exercise Price in effect at the
                                    time of the  effective  date or record date,
                                    as the case may be, for such sale,  dividend
                                    or  distribution or of the effective date of
                                    such     subdivision,     combination     or
                                    reclassification  shall be  adjusted so that
                                    it  shall  equal  the  price  determined  by
                                    multiplying the Exercise Price
                                  by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be
                                  the   number  of  shares  of  Common   Stock
                                  outstanding   immediately   prior   to  such
                                  action.

                           (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to subsection 7.a. above, the number of shares of Common Stock purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of shares of Common Stock initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

                           (3) Notwithstanding any adjustment in the Exercise Price or the number or kind of shares of Common Stock purchasable upon the exercise of this Warrant, certificates for Warrants issued prior or subsequent to such adjustment may continue to express the same price and number and kind of shares of Common Stock as are initially issuable pursuant to this Warrant.

                  viii.          This Agreement shall be governed by and
                                 in accordance with the laws of the State of Jersey.

                  IN WITNESS WHEREOF, ROBOTIC LASERS, INC. has caused this Warrant to be signed by its duly authorized officers and is to be dated MAY ___, 1996.


                                                     ROBOTIC LASERS, INC.


                                                     By:    Joseph Cutrona
                                                              President

                          FORM OF ELECTION TO PURCHASE

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase:

                                                    shares of Common Stock



and herewith tenders in payment for such securities a certified or cashier's check or money order payable to the order of Robotic
Lasers, Inc. in the amount of $         , all in accordance with
the terms hereof. The undersigned requests that a certificate for such securities be registered in the name of whose address is
                                     and that such Certificate be
delivered to                         whose address is
                                                .

Dated:




                                    Signature
                                                     (Signature  must conform in
                                                     all respects to the name of
                                                     holder as  specified on the
                                                     face    of   the    Warrant
                                                     Certificate.)


                        (Insert Social Security or Other
                          Identifying Number of Holder)